UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 8, 2011

AUTOMATIC DATA PROCESSING, INC.
(Exact name of registrant as specified in its charter)

Delaware 1-5397 22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (973) 974-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On November 8, 2011, Gary C. Butler, Chief Executive Officer of Automatic Data Processing, Inc. (the “Company”) and a member of the Board of Directors, retired from the Company and resigned from the Board of Directors.

(c)           On November 8, 2011, the Company’s Board of Directors promoted Carlos A. Rodriguez, the Company’s President and Chief Operating Officer, to President and Chief Executive Officer.

Mr. Rodriguez, age 47, has been employed by the Company since 1999.  Prior to his promotion in 2011 to President and Chief Operating Officer, he served as President, Employer Services – National Account Services and Employer Services – International from 2010 to 2011, as President, Small Business Services, Employer Services, from 2007 to 2010 and as President of TotalSource, Employer Services from 2000 to 2007.

(d)           On November 8, 2011, the Company’s Board of Directors elected Carlos A. Rodriguez to the Board of Directors.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

The following exhibits are filed as part of this Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release issued by Automatic Data Processing, Inc. on November 9, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2011

AUTOMATIC DATA PROCESSING, INC.
By:	/s/ Michael A. Bonarti
Name: Michael A. Bonarti Title: Vice President

Exhibit Number	Description
99.1	Press Release issued by Automatic Data Processing, Inc. on November 9, 2011.